EXHIBIT 32



      CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The  undersigned   hereby certify,  pursuant  to  18  U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 of HemaCare Corporation (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Judi Irving
__________________________
Judi Irving
Chief executive officer and
principal financial officer



Dated:  August 11, 2003


A  signed  original  of this written statement  required  by
Section 906 has been provided to HemaCare Corporation and will be retained by HemaCare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.